UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 2, 1998




                             Imo Industries Inc.
            (Exact name of registrant as specified in its charter)




       Delaware                        1-9294                 21-0733751
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                  Identification Number)



       1009 Lenox Drive,
       Building Four West, Lawrenceville, NJ             08648-0550
 (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (609) 896-7600



                                  Not Applicable
                       (Former name or former address,
                           if changed since last report)





Item 5.  Other Events.

In a press release dated July 2, 1998, II Acquisition Corp., an affiliate of Constellation Capital Partners LLC, announced that it has completed its acquisition of Imo Industries Inc. (NYSE: IMD).

The information set forth in this Item 5 is qualified in its entirety by reference to Constellation Capital Partners LLC's press release announcing such information, which is filed herewith as an exhibit.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.


      (c)  Exhibits



      99.1 Press release dated July 2, 1998, issued by Constellation Capital Partners LLC





                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IMO INDUSTRIES INC.



Date: July 2, 1998                        By:   /s/ John A. Young
                                                -----------------
                                                  John A. Young
                                                  Chief Financial Officer